Description of Business	12 Months Ended
Sep. 30, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business

1. Description of Business

        Textura Corporation (the "Company") was originally formed as a Wisconsin limited liability company (Textura, LLC) in 2004 and converted to a Delaware corporation in 2007. The Company provides on-demand business collaboration software solutions to the commercial construction industry. The Company's solutions increase efficiency, permit better risk management, and provide better visibility and control of construction activities to clients and address several mission-critical business processes at various stages of the construction project life cycle.

        The Company is subject to a number of risks similar to other companies in a comparable stage of growth including, but not limited to, reliance on key personnel, the ability to access capital to support future growth, successful marketing of its solutions in an emerging market, and competition from other companies with potentially greater technical, financial and marketing resources.

        The Company has incurred significant losses and negative cash flows from operations and continues to devote the majority of its resources to the growth of the Company's business. The Company has an accumulated deficit of $141,252 as of September 30, 2012. To date, the Company's activities have been financed primarily through the issuance of convertible debentures, commercial debt, and the sale of equity securities. Failure to generate sufficient revenue or raise additional capital could have a material adverse effect on the Company's ability to meet its intended business objectives.